SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 24, 1998
                                                        -----------------

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                      0-26850                      34-1803915
--------------------------------------------------------------------------------
 (State of Incorporation)     (Commission File No.)           (IRS Employer
                                                           Identification No.)


                    601 Clinton Street, Defiance, Ohio 43512
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  419-782-5015.
                                                     ------------

                                    FORM 8-K

Item 5.           Other Events.

         On December 24, 1998, First Defiance Financial Corp. ("First Defiance") consummated the acquisition of Insurance Center of Defiance, Inc. (the "Agency"). In payment for the Agency, First Defiance issued 146,135 common shares to the Agency's shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:    December 31, 1998                  FIRST DEFIANCE FINANCIAL CORP.
         -----------------




                                            By:   /s/ John C. Wahl
                                                  ----------------
                                                  John C. Wahl
                                                  Senior Vice President,
                                                  Chief Financial Officer